HOLLY ENERGY PARTNERS



Partnership Update / Capital Development & Growth Plans

December 2009

Safe Harbor Disclosure Statement

Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 including, but not limited to, statements identified by the words "anticipate," "believe," "expect," "estimate,", "plan," "intend," "will," and "forecast," and similar expressions and statements regarding our business strategy, plans and objectives for future operations. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect our business prospects and performance, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the future performance of the pipelines and terminals, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in our markets and the markets of Holly Corporation and Alon USA, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing, the effectiveness of capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, our ability to complete announced acquisition transactions, and general economic conditions. Also please see additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners which is provided in our reports filed with the Securities and Exchange Commission from time to time. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key HEP Strengths & Highlights:

- ✓ *100% fee based revenue business*
- ✓ *Long term contracts supporting revenue stream*
- ✓ *Proven track record of distribution increases*
- ✓ *No commodity ownership risk or hedging*
- ✓ *Well maintained assets serving high growth markets*
- ✓ *Senior management team averages over 25 years of industry experience*
- ✓ *Benefits from Holly's refining growth plan*

Presentation Topics

- ✓ HEP History and Strong Track Record
- ✓ Strong Track Record
- ✓ Low Risk Profile
- ✓ Growth Orientation
- ✓ Summary
- ✓ Appendix

Presentation Topics

- ✓ **HEP History and Strong Track Record**
- ✓ Low Risk Profile
- ✓ Growth Orientation
- ✓ Summary
- ✓ Appendix

HOLLY ENERGY PARTNERS

HEP: Formation & Acquisition History

2004	■ Formed as a Master Limited Partnership with an Initial Public Offering sponsored by Holly Corporation
2005	■ Acquired pipeline & terminal assets from Alon USA ■ Acquired intermediate feedstock pipelines from Holly Corporation entities
2008	■ Acquired crude oil gathering & trunk pipelines, crude oil storage assets, & several other logistics assets from Holly Corporation entities
2009	■ Acquired 25% JV interest in SLC Pipeline, LLC, a crude oil transportation pipeline with Plains, (NYSE:PAA), as 75% JV partner ■ Acquired 16" Intermediate Pipeline from Holly Corporation providing additional pipeline capacity from Lovington, NM to Artesia, NM refinery facilities ■ Acquired Loading Rack Facilities at Holly's Tulsa Refinery ■ Sold HEP interest in Rio Grande Pipeline to Enterprise Products Operating L.L.C. ■ Acquired Roadrunner & Beeson Pipelines from Holly Corporation to deliver crudes from Cushing, OK to Holly's New Mexico refining facilities ■ December 2009: Anticipated acquisition of Sinclair Refining, Tulsa, OK tankage and logistics assets along with Holly's purchase of Sinclair's Refining assets

Acquisition History: Tulsa Loading Facilities, August 2009

- ✓ HEP purchased from Holly:
  - Truck and rail loading / unloading facilities located at Holly's Tulsa Refinery
  - Facilities load products produced at the Tulsa Refinery onto rail cars and / or tanker trucks for delivery to surrounding markets
- ✓ Purchase Price - $17.5 million
- ✓ Minimum revenue commitment of $2.7 million
- ✓ 15 Year equipment and throughput agreement
- ✓ No commodity ownership risk – all fee based transportation & storage revenue

Rio Grande P/L Sale – Roadrunner & Beeson P/L Acquisition, December 2009

Rio Grande P/L Sale: Non-strategic asset to HEP

Description:	Roadrunner P/L: 65-mile 16" pipeline Beeson P/L: 37-mile 8" pipeline
Location:	Roadrunner P/L: Transports crude from the terminus of the Centurion Pipeline in the West Texas to Holly Corporation's refinery complexes in New Mexico Beeson P/L: Transports crude oil from Beeson station (between Artesia & Lovington, NM) to Lovington, NM
Capacity:	40,000 barrels per day (heavy crude capacity) to deliver heavy Canadian & other foreign and/or domestic crudes to Holly facilities
Investment:	$46.5 million
Revenues:	Minimum revenues from Holly guaranteed at initial $9.2mm

HOLLY ENERGY PARTNERS

Sinclair Tulsa, OK Refining Logistics Acquisitions

Description:	Approximately 1.4mm bbls of refined product storage, light product, asphalt & propane loading racks
Investment:	$75mm: Comprised of $21.5mm in cash & $53.5mm in HEP common units
Revenues:	Minimum revenues from Holly guaranteed at initial $13.7mm, with annual PPI adjuster. Revenues secured with 15-year contact.
Closing:	Expected to be completed in December 2009.

HEP Steady State EBITDA Growth Since IPO



From IPO thru 2008
2009
$ in millions
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$35mm
$17mm
$10mm
$5mm
$20mm
$3mm
$10mm
$6mm
$3mm
$3mm
$12mm
$123mm
At IPO (7/04)
Alon (2/05)
Intermediate P/L (7/05)
NRC Expansion (6/06) & Tariff Renegotiation (8/06)
HOC Crude Dropdown (2/08)
Plains Crude JV (2/09)
So System Expand (3/09)
NRC Imm P/L
Tulsa Rack
+Roadrunner P/L - RGPL
Tulsa Sinclair Logistics 1
Proforma '2010 EBITDA Run Rate

HOLLY ENERGY PARTNERS

1 – Expected to be completed in December 2009

HEP Assets: Current Footprint

- ✓ Over 1,700 miles of product pipelines
- ✓ Over 900 miles of crude gathering and trunk pipelines
- ✓ Approximately 3.4 million bbls of refined product storage
- ✓ Approximately 1 million bbls of crude oil storage
- ✓ 11 Terminals & 3 loading rack facilities in 7 Western and Mid-continent states
- ✓ 25% Joint Venture interest SLC Pipeline, LLC—a crude oil pipeline moving crude into the Salt Lake City area



Holly Refineries/ HEP Truck Racks
Alon Refinery
HEP Terminals
HOC Terminals
Third Party Terminals
Pipelines:
HEP
HOC UNEV
HOC Crude Delivery
Third Party
SPOKANE
BOISE
MOUNTAIN HOME
BURLEY
WOODS CROSS
SALT LAKE CITY
CEDAR CITY
LAS VEGAS
BLOOMFIELD
ALBUQUERQUE
MORIARTY
CUSHING
TULSA REFINERY
DUNCAN
WICHITA FALLS
PHOENIX
TUCSON
EL PASO
ARTESIA
ABILENE

HOLLY ENERGY PARTNERS

Distribution Growth


✓ Current distribution (Nov'09) annual run rate: $3.18[1]
Annual Distributions per unit
$3.00
$2.75
$2.50
$2.25
$2.00
$2.22
$2.58
$2.78
$2.96
$3.12
2005
2006
2007
2008
2009

Proven track record of distribution increases

HOLLY ENERGY PARTNERS

[1]Nov '09 quarterly rate of $0.795/unit times 4 quarters equals $3.18

Presentation Topics

- ✓ HEP History and Strong Track Record
- ✓ **Low Risk Profile**
- ✓ Growth Orientation
- ✓ Summary
- ✓ Appendix

Low Risk Profile— Revenue Stability & No Commodity Risk

Revenue Stability

- ✓ *Minimum quarterly commitments paid by major shippers even if shipments do not occur*
- ✓ *Long term (15-year) contracts in place with major customers*
- ✓ *Over 80% of total revenues tied to long term contracts and minimum commitments*

No Commodity Risk

- ✓ *100% fee based revenue stream*
- ✓ *Owns no inventories—no inventory price risk*
- ✓ *No commodity ownership risk or hedging*

Low Risk Profile—Revenue Stability

- ✓ *After 2009 PPI related tariff adjustments, the addition of Tulsa logistics assets[3] & Roadrunner Pipeline, approximately $146 million of annual revenues derived from minimum commitments (approximately 80% of total revenues)*
- ✓ *Minimum commitments ensure that even in the event of turnarounds or outages at refineries served by HEP that HEP would still be paid at least the minimum commitment, subject to certain exceptions including force majeure*

Counterparty	Minimum Annualized Commitments (in mm)[1]	Term	Type of Contract
Holly – IPO Assets	$43.7	2019	Minimum Revenue Commitment
Alon USA – Lease Agreement	$6.4	Multiple[2]	Capacity Lease
Alon USA – Products Pipelines	$21.7	2020	Minimum Volume Commitment
Holly – Intermediate Pipelines	$20.7	2024	Minimum Revenue Commitment
Holly – Crude Pipeline and Tankage	$28.4	2023	Minimum Revenue Commitment
Holly – Tulsa Loading Facilities	$2.7	2024	Minimum Revenue Commitment
Roadrunner & Related Pipelines	$9.2	2024	Minimum Revenue Commitment
Sinclair Tulsa Refinery Logistics Assets[3]	$13.7	2024	Minimum Revenue Commitment
	$146.5		

HOLLY ENERGY PARTNERS

[1] As of December 1, 2009
[2] Three capacity lease agreements, the earliest of which expires Feb 2012
[3] Assumes expected December 2009 closing

Presentation Topics

- ✓ HEP History and Strong Track Record
- ✓ Low Risk Profile
- ✓ **Growth Orientation**
- ✓ Summary
- ✓ Appendix

HOLLY ENERGY PARTNERS

Overview of Las Vegas Pipeline – 2010

Description:
- 75% interest in 400 mile refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV
- Holly entity owns through construction phase
- HEP has option to purchase Holly's ownership interest
- Sinclair is 25% equity partner

Benefits:
- Increased refined product supply to fast-growing market with consistent annual demand
- Lowers impact to refiners of seasonal demand reduction with wintertime months in local market
- New outlet for crude-cost-advantaged Rocky Mountain refiners

Capacity:
- 62,000 bpd (expandable to 118,000 bpd)

Capex:
- Approximately $217mm (Holly's 75% share of $270mm total project cost, plus carrying cost of 7% per annum)

Estimated EBITDA:
- $23mm (75% share; initial annual EBITDA estimate)

Completion Date:
- 2010

Funding
- During the construction phase, Holly will fund construction payments
- HEP has the option to purchase from Holly entity at construction cost plus a 7% carrying cost

Additional Growth Opportunities

Organic: Holly Corporation has extensive storage assets at its refinery operations in Utah, New Mexico & Oklahoma. Holly and Holly Energy will continue to explore strategic opportunities to maximize the value of these assets

Acquisition: HEP will continue to evaluate logistics assets acquisitions from third parties that would complement HEP's fee based business

Key HEP Strengths & Highlights:

- ✓ *100% fee based revenue business*
- ✓ *Long term contracts supporting revenue stream*
- ✓ *Proven track record of distribution increases*
- ✓ *No commodity ownership risk or hedging*
- ✓ *Well maintained assets serving high growth markets*
- ✓ *Senior management team averages over 25 years of industry experience*
- ✓ *Benefits from Holly's refining growth plan*

Holly Energy Partners, L.P. (NYSE: HEP)

100 Crescent Court, Suite 1600
Dallas, Texas 75201
(214) 871-3555

Bruce Shaw, Senior Vice President & CFO
M. Neale Hickerson, VP-Investor Relations
Tommy Guercio, Investor Relations Representative

Appendix

Acquisition History: Alon USA Transaction, February 2005

- ✓ Alon USA pipeline & terminal acquisition : (February 2005)
  - 4 refined products pipelines aggregating 500 miles
  - 2 refined product terminals with 350,000 bbls of storage
  - Refined product tank farm facility
- ✓ Purchase price: $120 million in cash & 937,500 subordinated HEP units
- ✓ Minimum commitment of $21.7million
- ✓ 15-year pipeline & terminal agreement between Alon & HEP
  - Guaranteed minimum volume commitment by Alon
  - Annual increase in tariffs tied to PPI adjustment
- ✓ No commodity ownership risk – all fee based transportation & storage revenue



Alon Refinery
HEP Truck Rack
HEP Terminals
Third Party Terminals
Product Pipelines:
HEP
Third Party
NEW MEXICO
TEXAS
DUNCAN
WICHITA FALLS
To El Paso
ORLA TIE-IN
ALON REFINERY
ABILENE

HOLLY ENERGY PARTNERS

Acquisition History: Holly Intermediate Pipelines, July 2005

- ✓ Holly intermediate feedstock / product pipelines : (July 2005)
  - Two 65-mile parallel pipelines which move intermediate feedstock from Holly's Lovington, NM facility to its Artesia, NM facility
  - 84,000 bpd of throughput capacity
- ✓ Purchase price: $81.5 million
- ✓ Minimum revenue commitment of $14.1 million
- ✓ 15-year intermediate pipeline agreement between Holly & HEP (reset in June 2009 to expire in June 2024)
  - Guaranteed minimum volume/revenue commitment by Holly entities
  - Increase in annual minimum revenue tied to PPI adjustment
- ✓ No commodity ownership risk – all fee based transportation & storage revenue



NEW MEXICO
Holly Refinery
HEP Truck Rack
HEP Product Pipelines
ALBUQUERQUE
ARTESIA
LOVINGTON
TEXAS

Acquisition of Holly Crude Oil & Product Transportation Assets, March 2008

- ✓ In March 2008, HEP purchased from Holly:
  - Crude oil delivery system to Navajo Refinery (New Mexico)
  - Crude oil gathering system (Western Permian Basin)
  - Jet fuel transportation pipeline and terminal storage (Roswell, NM)
  - Crude oil delivery system to Woods Cross Refinery (Utah)
  - Refinery on-site crude oil storage (Navajo & Woods Cross refineries)
  - Refined product delivery pipeline (Woods Cross refinery)
- ✓ Purchase price - $180 million
- ✓ Minimum revenue commitment of $28.4 million
- ✓ No commodity ownership risk – all fee based transportation & storage revenue


WOODS CROSS
SALT LAKE CITY
Holly Refinery
HEP Truck Rack
HEP Terminals
Western Permian Basin Crude Oil Gathering
HEP Jet Fuel Pipeline Terminal Storage & Trunk Lines
Product Pipelines:
HEP
Third Party
NEW MEXICO
ROSWELL
ARTESIA
LOVINGTON
TEXAS

Overview of SLC Pipeline, LLC Joint Venture – March 2009

Description:
- 95-mile intrastate pipeline constructed by Plains All American Pipeline
- Replaces previous HEP Porcupine Ridge Pipeline project

Location:
- Transports crude from Wyoming and Utah and the Utah Terminus of the Frontier Pipeline into the Salt Lake City area

Capacity:
- 120,000 barrels per day (initial light crude capacity)
- Significantly increases capacity to deliver heavy Canadian crude into SLC
- Provides excess crude delivery capacity for future SLC refinery expansions

Investment:
- HEP owns a 25% JV interest
- Investment of $28 million made in first quarter of 2009[1]

[1]Includes payment of $25.5mm to Plains and $2.5mm to Holly

South System Pipeline Expansion – March 2009

Description:	▪ Expanded capacity of pipeline from Artesia, NM to El Paso, TX to transport increased volumes from Navajo due to refinery expansion from 85,000 bpd to 100,000 bpd ▪ Provides additional refinery feedstock transport capability *(up to 10,000 bpd)* ▪ 85 mile, new 12" pipe from Artesia to El Paso ▪ Additional storage at El Paso (150,000 bbls)
Capex:	▪ Approximately $52 million
Annual Revenues:	▪ $10 million from increased tariffs & volumes

HOLLY ENERGY PARTNERS

Acquisition History: Holly Intermediate Pipeline, June 2009

- ✓ Newly constructed 16" Holly intermediate pipeline: (June 2009)
- ✓ Purchase price: $34.2 million, plus $7.9 million for additional pipeline infrastructure improvements
- ✓ Minimum revenue commitment of $6.6 million
- ✓ 15-year intermediate pipeline agreement between Holly & HEP
  - Guaranteed minimum volume/revenue commitment by Holly entities
  - Increase in annual minimum revenue tied to PPI adjustment
- ✓ No commodity ownership risk – all fee based transportation & storage revenue


NEW MEXICO
Holly Refinery
HEP Truck Rack
HEP Product Pipelines
ALBUQUERQUE
ARTESIA
LOVINGTON
TEXAS

HOLLY ENERGY PARTNERS

UNEV Pipeline Economics



UNEV Pipeline - Average Differential: Las Vegas over Salt Lake City
Differential / gallon (Gasoline)
0.3
0.25
0.2
0.15
0.1
0.05
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Avg Diff ('04-'09)
Las Vegas over Salt Lake City Avg. Differential since 2004 (Unleaded, Conventional)

- Las Vegas has on average, experienced a $0.13/gal ($5.36/bbl) positive differential for Gasoline (Unleaded, conventional) over Salt Lake City during Jan 2004 – Aug 2009
- There is significant incentive for refiners to ship barrels to Las Vegas
  - The differential between Jan – Jun and Sep-Dec has averaged $0.15/gal ($6.30/bbl) over the past 5 years
- Opening up the Las Vegas market for Salt Lake City refiners could provide incentive for SLC refiners to increase year around utilization and consider capacity expansion opportunities

HOLLY ENERGY PARTNERS

Minimum Commitments Overview—Deferred Revenue Classification

- Applies to initial IPO assets, the Alon logistics assets, & the Holly intermediate pipeline assets
- Contracts with major customers have provisions requiring minimum annual commitment to be paid quarterly
- Minimum payments in excess of actual revenues produced from pipeline volume flows are recorded as deferred revenue on HEP's balance sheet
- Minimum payments are included in distributable cash calculations for the period received but not recognized in revenue
- Shippers have four calendar quarters to utilize deferred revenues paid to HEP as credit for shipments made above minimum required levels
- After four quarters, any remaining deferred revenue amount is then forfeited by the shipper and recognized by HEP as revenue in the current period—although no cash is received at this time (it was received four quarters prior to this accounting period)

Liquidity

- ✓ ***$300mm Credit facility through August, 2011***
  - ✓ ***May increase $70mm upon bank approval & certain conditions being met***
  - ✓ ***Libor borrowing margin based upon Debt/EBITDA which ranges from 100bp to 250bp (anticipated to be 175bp to 200bp through 2009)***
  - ✓ ***$50mm sub-limit for LCs***
  - ✓ ***$20mm sub-limit for interim funding of distributions***
- ✓ ***$128 mm undrawn availability at 11/24/09 ($171mm borrowings outstanding with no LCs issued)***

Debt Outstanding – 11/24/09

Amount ($mm)	All-In Rate	Comments
125	6.25%	Senior notes due 2015
60	4.75%	Senior notes swapped to floating in March 2005 for 10-yr term and swapped back to fixed in October 2008 for 5-yr term
171	3.74% + applicable Libor borrowing margin[1]	Credit facility borrowings swapped to fixed in Feb 2008 for 5-yr term
0	Variable[1]	Credit facility borrowings
356		

[1] *Libor borrowing margin based on Debt/EBITDA and anticipated to be 175 bp to 200 bp through 2009*

HOLLY ENERGY PARTNERS

Holly Energy Partners, L.P. (HEP)

BPD: Barrels per day

EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles ("U.S. GAAP"). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA is reconciled to net income in footnote 3 to the table in "Item 6. Selected Financial Data" of HEP's 200810-K.

STEADY STATE EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.